                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-23055, No. 333-23057, No. 333-36625 and No.
333-36627) of Mountbatten, Inc. of our report dated February 20, 1998, which appears in this Annual Report on Form 10-KSB.





/S/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP

Boston, Massachusetts
March 27, 1998